Kensington Dynamic Growth Fund
Schedule of Investments
March 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 9.3%	Shares	Value
BNY Mellon Ultra Short Income ETF	124,401	$6,203,816
iShares Floating Rate Bond ETF	246,983	12,608,482
Janus Henderson Short Duration Income ETF (a)	164,640	8,092,056
PGIM Ultra Short Bond ETF	264,464	13,151,795
Vanguard Short-Term Corporate Bond ETF (a)	404,709	31,947,728
TOTAL EXCHANGE TRADED FUNDS (Cost $71,605,400)		72,003,877

SHORT-TERM INVESTMENTS - 4.2%		Value
Investments Purchased with Proceeds from Securities Lending - 4.2%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.42% (b)	32,494,076	32,494,076
TOTAL SHORT-TERM INVESTMENTS (Cost $32,494,076)		32,494,076

TOTAL INVESTMENTS - 13.5% (Cost $104,099,476)		104,497,953
Money Market Deposit Account - 91.4% (c)		706,207,730
Liabilities in Excess of Other Assets - (4.9)%		(38,229,186)
TOTAL NET ASSETS - 100.0%		$772,476,497
two		–%
Percentages are stated as a percent of net assets.		–%

LLC - Limited Liability Company

(a)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $31,765,799 which represented 4.1% of net assets.
(b)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 4.20%.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Kensington Dynamic Growth Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$72,003,877	$–	$–	$72,003,877
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	32,494,076
Total Investments	$72,003,877	$–	$–	$104,497,953

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $32,494,076 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.